Exhibit 10.6

GUARANTY OF NON-RECOURSE CARVE-OUTS

Date:	August 19, 2015

Borrower:	BR ASHTON I OWNER, LLC, a Delaware limited liability company

Guarantor:	BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation

Guarantor's Notice Address:

c/o Bluerock Real Estate, L.L.C.

712 Fifth Avenue, 9th Floor

New York, New York 10019

Attn: Jordan Ruddy & Michael L. Konig, Esq.

Lender:	Sun Life Assurance Company of Canada, a Canadian corporation, together with other holders from time to time of the Note (as herein defined).

Lender's Notice Address:	c/o Sun Life Assurance Company of Canada
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Attention: Mortgage Investments Group

State:	North Carolina

Note:	a Promissory Note from AR I Borrower, LLC, a Delaware limited liability company (“Original Borrower”) to Lender dated November 22, 2013 in the original principal amount of $31,900,000, as assumed by Borrower by that certain Note, Deed of Trust and Related Loan Documents Assignment, Assumption and Modification Agreement dated of even date herewith (the “Assignment Agreement”), and all replacements, substitutions, modifications, renewals and extensions thereof.

Property:	the land, improvements and personal property located at 10320 Grobie Way, Mecklenburg County, North Carolina more particularly described in the Mortgage.

Mortgage:	a certain Deed of Trust and Security Agreement and Fixture Filing from Original Borrower to Lender encumbering the Property, dated November 22, 2013, and recorded in the Mecklenburg County Register of Deeds, Book 28849, Page 636, as assumed by Borrower by the Assignment Agreement, and all modifications or amendments thereto or extensions thereof.

Master Lease:	Not applicable.

1.          Definition of Terms. As used herein, the terms defined above shall have the meanings given above and any capitalized terms not defined herein shall have the meanings given them in the Mortgage.

2.          Guaranty. Guarantor acknowledges that because of Guarantor’s relationship to Borrower, Guarantor will substantially benefit from the assumption of the loan by Borrower evidenced by the Assignment Agreement (as such loan is evidenced by the Note). For this and other valuable consideration, Guarantor hereby assumes liability for, hereby agrees to pay, and hereby guarantees payment to Lender of, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including, without limitation, reasonable attorney’s fees and disbursements (collectively, “Damages and Expenses”), which may be imposed upon, asserted against or incurred or paid by Lender by reason of, on account of or in connection with, any of the following:

(a)          all Damages and Expenses incurred by Lender due to any of the following: (i) any security deposits of tenants of the Property (not previously applied to remedy tenant defaults) which have not been paid over to Lender after an Event of Default; (ii) any rents prepaid by any tenant of the Property more than one (1) month in advance and not paid to Lender within fifteen (15) days of receipt thereof; (iii) any insurance proceeds or condemnation awards received by Borrower and not applied according to the terms of the Mortgage; provided, however, Guarantor will not be personally liable for any failure described in this Section 2(a)(iii) if Borrower is unable to apply insurance proceeds or condemnation awards as required by Lender because of a valid, final, unappealable order issued by a court of competent jurisdiction in a judicial proceeding; (iv) repairs to the Property resulting from a casualty not reimbursed by insurance, to the extent insurance coverage for such repairs was required by the Loan Documents; (v) fraud, material misrepresentation or bad faith on the part of Borrower or Guarantor in connection with the loan evidenced by the Note; (vi) any event or circumstance for which Borrower is obligated to indemnify Lender under the provisions of the Mortgage respecting Hazardous Substances, Contamination or Clean-Up; (vii) waste of the Property by Borrower, except for ordinary wear and tear, casualty and condemnation; (viii) Borrower’s failure to pay real estate taxes or other assessments against the Property (but subject to the provisions of Section 4.1(c) of the Mortgage regarding Lender’s failure to pay the same, in which event, Guarantor shall have no liability hereunder); or (ix) Borrower’s failure to comply with the Americans with Disabilities Act of 1990, as amended (“ADA”) (provided that Guarantor shall not be liable hereunder for ADA violations relating to the original construction of the Improvements);

(b)          all rents, issues and profits from the Property collected by Borrower after an Event of Default has occurred and is continuing or after an event or circumstance has occurred and is continuing which with the passage of time or the giving of notice, or both, would constitute an Event of Default, unless such rents, issues and profits are applied to the normal operating expenses of the Property or to the Secured Debt; provided, however, Guarantor will not be personally liable for any failure described in this Section 2(b) if Borrower is unable to apply rents and security deposits as required by Lender because of a valid, final, unappealable order issued by a court of competent jurisdiction in a judicial proceeding;

(c)          default in timely payment and performance of all obligations of either landlord or tenant under the Master Lease (as defined elsewhere in the Loan Documents) that may be applicable to the Property.

(d)          the cost to repair any Casualty (as defined in the Mortgage) having a repair estimate as determined by the Lender equal to or less Three Hundred Thousand Dollars ($300,000.00); provided, however, Guarantor’s liability for the cost to repair any such Casualty will be released by Lender upon the Borrower’s or Guarantor’s satisfactory lien-free completion of such repair, as determined by the Lender in the Lender’s sole discretion.

Additionally, notwithstanding other provisions of this paragraph 2, the loan evidenced by the Note and other Loan Documents shall become fully recourse debt to Borrower and Guarantor(s) if any of the following occur:

(a)          Borrower secures either junior financing secured by the Property or mezzanine financing secured by interests in Borrower (collectively, “Junior Loan”) without written authorization from Lender; or

(b)          Borrower pays any amount toward a Junior Loan at a time when there is an Event of Default under Lender’s loan, regardless of whether the Junior Loan was authorized or unauthorized by Lender; or

(c)          Borrower files any petition under Chapter 11 of the United States Bankruptcy Code or under any other form of insolvency law, or any petition seeking any liquidation, dissolution, or similar relief under any present or future federal or state bankruptcy, insolvency or debtor relief acts or laws(collectively, “Insolvency Petition”); or

(d)          any such Insolvency Petition is filed against Borrower and Borrower cooperates with or acquiesces to such filing, fails to take commercially reasonable efforts to have the same dismissed (provided, however, commercially reasonable efforts shall not require the members of Borrower to make any capital contributions in connection with such efforts) or otherwise resists or opposes the lifting of the automatic stay by the bankruptcy court to permit Lender to foreclose the Mortgage.

3.          Primary and Continuing Nature of Guaranty. The liability of Guarantor hereunder is present, absolute, unconditional, continuing, primary, direct and independent of the obligations guaranteed hereby. Lender shall not be required to pursue any other remedies before invoking the benefits of this Guaranty, including, without limitation, its remedies under the Note, the Mortgage and the other Loan Documents. The liability of Guarantor shall remain and continue in full force and effect notwithstanding:

(a)          Borrower’s lack of liability, for any reason, for payment and performance of all or any part of the obligations guaranteed hereby;

(b)          the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property described in the Mortgage and the other Loan Documents, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or any similar proceeding affecting Borrower or any of its assets;

(c)          the release of Borrower from the observance of any of the agreements, covenants, terms or conditions contained in the Note, the Mortgage and the other Loan Documents by operation of law; and

(d)          any defenses or rights of set-off or counter claims which Borrower may have or assert.

4.          Representations and Warranties. Guarantor represents and warrants that the following are true, correct and complete as of the date hereof:

(a)          Each and every warranty and representation made by Borrower in the Note, the Mortgage and the other Loan Documents is, to the best of Guarantor’s knowledge, true, correct and complete.

(b)        This Guaranty constitutes a legal, valid and binding obligation of Guarantor, and is fully enforceable in accordance with its terms.

(c)          Neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in a creation of any lien, charge or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound.

(d)          Neither Guarantor, nor Borrower, nor any beneficial owner of the Property is a Related Party of Lender. “Related Party” means an officer, director, employee, significant shareholder, or such person’s spouse or minor child.

5.          Financial Statements. Immediately upon demand by Lender, Guarantor shall deliver to Lender current, signed, and dated financial statements detailing the income, assets and liabilities of Guarantor, in form and substance satisfactory to Lender.

6.          Waivers by Guarantor. Guarantor hereby waives:

(a)          any right to require Lender to: (i) proceed against Borrower; (ii) proceed against, exhaust or participate in any security held by Lender for the payment and performance of the obligations guaranteed hereby; or (iii) pursue any other remedy Lender has or to which Lender may be entitled;

(b)          any right of subrogation Guarantor has, or to which Guarantor may be entitled, in and to the benefit of any security which Lender may at any time hold in connection with the obligations guaranteed hereby until such obligations have been paid and performed in full;

(c)          notice of the acceptance of this Guaranty and presentment, demand, protest and notice of protest, nonpayment, default or dishonor of the obligations guaranteed hereby or any renewal or extension thereof;

(d)          diligence on the part of Lender in the collection of the monetary sums included in the obligations guaranteed hereby, notice of the failure of Borrower to pay or perform all or any of such obligations in a timely manner, and diligence on the part of Lender in preserving the liability of any person on any of such obligations; and

(e)          any other right Guarantor otherwise might have or might have had under the provisions of Section 26-7 of the North Carolina General Statutes, et. Seq. and/or any other North Carolina laws.

7.          No Waiver by Lender. No failure, omission or delay on the part of Lender in exercising any rights hereunder or in taking any action to collect or enforce payment or performance of the obligations guaranteed hereby or in enforcing observance or performance of any agreement, covenant, term or condition to be performed or observed under the Note, the Mortgage or the other Loan Documents, either against Borrower or any other person liable therefore shall operate as a waiver of any such right or in any manner prejudice the rights of Lender against Guarantor.

8.          Subordination. Guarantor hereby agrees that any claim for repayment it may have with respect to any amount it advances or becomes obligated to advance because of this Guaranty shall be at all times subordinate to the claims of Lender under the Note, the Mortgage and the other Loan Documents in all respects, including, without limitation, priority of lien and time of payment.

9.          Multiple Guarantors. If there is more than one Guarantor:

(a)          the obligations, covenants, warranties and representations of each Guarantor shall be joint and several;

(b)          the granting of a written release of liability hereunder of less than all of the Guarantors shall be effective with respect to the liability hereunder only of those specifically so released, but shall in no way affect the liability hereunder of any Guarantor not so released; and

(c)          each Guarantor waives any right to require Lender to proceed against any other Guarantor. Any prior or subsequent guaranty to Lender shall not be deemed to be in lieu of or to supersede or terminate this Guaranty but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided therein.

10.         General.

(a)          Costs and Expenses. Guarantor shall pay all reasonable attorneys’ fees, costs and expenses actually incurred by Lender in the enforcement of this Guaranty at standard hourly rates and without regard to any statutory presumption, including, without limitation, any presumption set forth in S.C. Gen Stat. Section 6-21.2.

(b)          Governing Law. This Guaranty shall be enforced and construed in accordance with the laws of the State and Guarantor waives the right to be sued elsewhere.

(c)          Successors and Assigns. If Guarantor is a natural person or persons, this Guaranty shall not be discharged or in any way affected by the death of Guarantor (or any one of them if Guarantor consists of more than one natural person). This Guaranty shall be binding upon Guarantor and the heirs, successors and legal representatives of Guarantor, and shall inure to the benefit of Lender and the successors, assigns and legal representatives of Lender. Guarantor may not assign its rights or delegate its duties under this Guaranty. The transfer or assignment by Lender of the Note shall operate as a transfer or assignment to the transferee or assignee of this Guaranty and all rights and privileges hereunder.

(d)          Cumulative Remedies. All of Lender’s rights, remedies and recourse under the Note, the Mortgage and the other Loan Documents, or this Guaranty, are non-exclusive, separate and cumulative and may be pursued separately, successively or concurrently, and the exercise of any one of more of them shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which Lender may be entitled.

(e)          Gender and Number. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case.

(f)          Modification. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provision so modified or limited and signed by Guarantor and Lender, nor shall this Guaranty be modified or limited by course of conduct, usage or trade, or by the law of merchants.

(g)          Severability. In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein.

(h)          Notices. Any notice, request, demand or other communication required or permitted under this Guaranty (unless otherwise expressly provided therein) shall be given in writing by delivering the same in person to the intended addressee, by overnight courier service with guaranteed next day delivery or by certified United States Mail postage prepaid sent to the intended addressee at the applicable Notice Address or to such different address as either Guarantor or Lender shall have designated by written notice to the other sent in accordance herewith. Such notices shall be deemed given when received or, if earlier, in the case of delivery by courier service with guaranteed next day delivery, the next day or the day designated for delivery, or in the case of delivery by certified United States Mail, 2 days after deposit therein. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances.

(i)          Survival. This Guaranty and the obligations of Guarantor hereunder shall survive the discharge of the Mortgage, whether through full payment of the Note, foreclosure, deed in lieu of foreclosure or otherwise.

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[Signature Page for Guaranty]

IN WITNESS WHEREOF, this Guaranty has been executed and delivered as of the date first above written.

WITNESS:		GUARANTOR:

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

/s/ Molly Brown		By:	/s/ Michael Konig

Name:	Molly Brown	Name:	Michael Konig

/s/ Dale Pozzi		Title:	Authorized Signatory

Name:	Dale Pozzi

CHARLOTTE 134010